FIFTH AMENDENT AND SIXTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT AND SIXTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT (**"Sixth Waiver"**) is made as of the 29th day of May 2015 (the **"Effective Date"**) by and among ADA-ES, INC., a Colorado corporation (**"Borrower"**), ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (**"ADES"**), and COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK (**"Lender"**).

RECITALS

A. Borrower, ADES and Lender are parties to that certain 2013 Loan and Security Agreement dated as of September 19, 2013, as amended by the First Amendment and Waiver Regarding 2013 Loan and Security Agreement dated as of December 2, 2013, as further amended by a Waiver Letter dated February 7, 2014, as further amended by the Second Amendment Regarding 2013 Loan and Security Agreement dated as of April 3, 2014, as further amended by the Third Waiver Regarding 2013 Loan and Security Agreement dated as of June 30, 2014, as further amended by the Third Amendment and Fourth Waiver regarding 2013 Loan and Security Agreement dated as of September 20, 2014 as further amended by the Fourth Amendment and Fifth Waiver regarding 2013 Loan and Security Agreement dated as of December 15, 2014 (as amended, supplemented, modified and restated from time to time, the **"Loan Agreement"**).

B. In accordance with the provisions of the Loan Agreement, Lender has agreed to amend, or waive, for the benefit of Borrower, certain terms and conditions contained in the Loan Agreement, as specifically provided herein.

C. ADES wishes to provide its consent to the amendments and waivers set forth herein.

D. Other than as defined in this Sixth Waiver, all capitalized terms used in this Agreement without definition shall have the meanings given to such terms in the Loan Agreement.

NOW THEREFORE, in consideration of the promises and covenants made by Borrower and contained in this Sixth Waiver and the consent provided, given by ADES herein, Lender grants the waivers and agrees to the amendments set forth below:

1. Amendment to Definitions. The definition of "Secured Line Termination Date" is amended and restated, effective as of the Effective Date, to read, in its entirety, as follows:

> "Secured Line Termination Date" means May 31, 2016, or such earlier date as may occur pursuant to Section 8.2 hereof.

2. Waivers. Lender waives compliance by Borrower with the provisions of Sections 6.11, 6.12 and 6.13 of the Loan Agreement. This waiver is effective through the Maturity Date.

3. No Default. Borrower and ADES hereby certify to Lender that, after giving effect to the waivers provided herein, Borrower is in full compliance with the provisions of the Loan Agreement, and that no Event of Default will occur as a result of the effects of this Sixth Waiver.

4. Release of Claims. Borrower and ADES hereby release and forever discharge Lender, its affiliates, directors, officers, agents, employees, and attorneys (**"Lender Parties"**) of and from any and all liability, suits, damages, claims, counterclaims, demands, reckonings and causes of action, setoffs and defenses, whether known or unknown, whether arising in law or equity, which any of Borrower or ADES have, now have or may have in the future against Lender Parties by reason of any acts, omissions, causes or things arising out of or in any way related to this Sixth Waiver or the Loan Agreement existing or accrued as of the date of this Sixth Waiver. This release shall survive the termination of this Sixth Waiver. Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreement to enter into this Sixth Waiver.

5. Certification. Borrower will execute and deliver to Lender a Certificate in the form of Exhibit A attached hereto.

6. Fee. Borrower will pay Lender a fee of One Hundred Thousand and no/100 Dollars ($100,000.00) for this Sixth Waiver.

7. Costs. Borrower will pay Lender's attorneys' fees for preparation of this Sixth Waiver.

8. Miscellaneous.

(a) The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b) The terms and conditions of this Sixth Waiver shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c) This Sixth Waiver may be executed in any number of counterparts, and by Lender, ADES and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Agreement.

(d) Except as expressly modified by this Sixth Waiver, the Loan Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms.

(e) This Sixth Waiver and the Loan Agreement constitute the entire agreement and understanding between the parties hereto with respect to the subject

matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f) This Sixth Waiver, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Sixth Waiver as of the date first above set forth.

ADA-ES, INC.,
a Colorado corporation

By: Christine Blum
Name: CHRISTINE B Amrhein
Title: Secretary

ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation

By: [signature]
Name: L. Heath Sampson
Title: Chief Executive Officer

COBIZ BANK, a Colorado corporation d/b/a COLORADO BUSINESS BANK

By: [signature] SVP
Douglas L. Pogge, Senior Vice President

Exhibit A

Form of BORROWER CERTIFICATION
With Respect to
FIFTH AMENDMENT AND SIXTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Fifth Amendment and Sixth Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("**Sixth Waiver**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC.

The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Sixth Waiver with Borrower.

Dated as of the 29^h day of May 2015.

ADA-ES, INC., a Colorado corporation

By: ______________________
Name: ______________________
Title: ______________________

BORROWER CERTIFICATION
With Respect to
FIFTH AMENDMENT AND SIXTH WAIVER REGARDING 2013 LOAN AND SECURITY AGREEMENT

The undersigned, as a duly authorized officer of ADA-ES, INC., a Colorado corporation, in conjunction with the Fifth Amendment and Sixth Waiver Regarding 2013 Loan and Security Agreement by and among ADA-ES, INC. ("**Borrower**"), ADVANCED EMISSIONS SOLUTIONS, INC. and COBIZ Bank, a Colorado corporation, d/b/a Colorado Business Bank ("**Sixth Waiver**"), hereby certifies to COBIZ BANK, a Colorado corporation, d/b/a COLORADO BUSINESS BANK that no "Principal" of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purpose of this Certification, "**Principal**" is deemed to include: (a) each Officer of ADA-ES, INC.; (b) each director of ADA-ES, INC.; (c) the five (5) most highly compensated executives and officers of ADA-ES, INC.; and (d) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of ADA-ES, INC.

The undersigned Borrower acknowledge that CoBiz Bank, a Colorado corporation, d/b/a Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to enter into the Sixth Waiver with Borrower.

Dated as of the 29h day of May 2015.

ADA-ES, INC., a Colorado corporation

By: [signature]
Name: Christine B Amrhein
Title: SECRETARY